UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                  ------------

                                    FORM 8-K

                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


                 DATE OF EARLIEST EVENT REPORTED: August 3, 2006


                              ATWOOD OCEANICS, INC.
             (Exact name of registrant as specified in its charter)

                                      Texas
                 (State or other jurisdiction of incorporation)


                         COMMISSION FILE NUMBER 1-13167


                   IRS Employer Identification No. 74-1611874



                           15835 Park Ten Place Drive
                              Houston, Texas, 77084
                    (Address of principal executive offices)

                                 (281) 749-7800
                         (Registrant's telephone number,
                              including area code)

                                      N/A
          (Former name or former address, if changed since last report)
                                  ------------

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act
     (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
     (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 2.02 RESULTS OF OPERATIONS AND FINANCIAL CONDITION

     The filing of Form 8-K on July 28, 2006, announcing our earnings for the third quarter of fiscal year 2006 of $0.89 and $0.87 per basic and diluted share, respectively, is hereby amended due to foreign communications received that a foreign tax authority had approved acceptance of certain amended prior year tax returns. The acceptance of these amended tax returns resulted in the recognition of a $4.6 million tax benefit in the third quarter of fiscal year 2006, which increased basic and diluted earnings per share for the quarter ended June 30, 2006 by $0.17 and for the nine months ended June 30, 2006 by $0.17 and $0.16, respectively. This change increased basic and diluted earnings per share for the third quarter of fiscal year 2006 from $.89 and $.87 (as previously reported) to $1.06 and $1.04, respectively, and for the nine months ended June 30, 2006 from $1.87 and $1.84 (as previously reported) to $2.04 and $2.00, respectively.


ITEM 7.01 REGULATION FD DISCLOSURE

     A change has been made to our "Fleet Status Report" on our website to reflect an amendment to the drilling contracts of Toreador Turkey Limited ("Toreador") and Melrose Resources ("Melrose"). The ATWOOD SOUTHERN CROSS will now drill at least two of its three-well commitment for Toreador ahead of the Melrose drilling program of three firm wells plus two option wells. Toreador can elect to drill its last well commitment after the completion of the Melrose drilling program, and if so drilled, the dayrate will be $135,000. The SEAHAWK has completed its mobilization to Equatorial Guinea and has commenced operations under its contract with Amerada Hess Equatorial Guinea, Inc.

     As a result of the recognition of the $4.6 million deferred tax benefit, our effective tax rate for fiscal year 2006 is now expected to be 4% to 6%, a decline from the estimated effective tax rate of 10% to 12% previously reported in our "Fleet Status Report". The effective tax rate for the fourth quarter of fiscal year 2006 is expected to be 11% to 13%.

     Statements contained in this report with respect to the future are forward-looking statements. These statements reflect management's reasonable judgment with respect to future events. Forward-looking statements involve risks and uncertainties. Actual results could differ materially from those anticipated as a result of various factors including: our dependence on the oil and gas industry; the risks involved in upgrade, repair and construction of our rigs; competition; operating risks; risks involved in foreign operations; risks associated with possible disruptions in operations due to terrorism; risks associated with a possible disruption in operations due to the war with Iraq and governmental regulations and environmental matters. A list of additional risk factors can be found in our annual report on Form 10-K for the year ended September 30, 2005, filed with the Securities and Exchange Commission.





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SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                               ATWOOD OCEANICS, INC.
                                               (Registrant)



         DATE: August 8, 2006                  /s/ James M. Holland
                                               James M. Holland
                                               Senior Vice President



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